1 The Best Things Come OUT OF THE BLUE Third Quarter 2006 Earnings Overview Exhibit 99.2

The Best Things Come OUT OF THE BLUE
Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup
(including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in these reports are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s SEC reports
(accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2006 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

The Best Things Come OUT OF THE BLUE
Record EPS of $0.44, up 22% over 3Q05
Excellent credit quality – annualized net charge-offs of 0.06% in 3Q06;
0.12% YTD
New record low nonperforming assets ratio of 0.10%
Solid loan growth of 7.6% annualized from December 31, 2005 –
excluding mortgage warehouse lending
Strong organic average deposit growth of 12% , annualized over 4Q05
Retail banking revenues increased 23%, annualized over 2Q06
Overview
1 Excluding brokered deposits and 4Q05 branch sale
1

The Best Things Come OUT OF THE BLUE
69%
1
of Colonial’s Deposits are in three of the four fastest growing states in the
U.S* - Florida, Georgia and Nevada
Branches, Assets and Deposits by State at 9/30/06 are as follows:
In the Right Places
$22 Billion in Assets $16 Billion in Deposits
1 At 9/30/06
*Population change from 2000-2005
Source: US Census Bureau
FL
59%
AL
24%
TX
4%
GA
5%
NV
5%
Corp
3%
303 Branches
FL
56%
Corp
10%
GA
6%
AL
18%
TX
6%
NV
4%
NV
15
TX
13
FL
165
GA
18
AL
92

The Best Things Come OUT OF THE BLUE
Superior Projected Population Growth
2006 - 2011 Population Growth
Colonial BancGroup, Inc. 11.94%
SunTrust Banks, Inc. 10.24
South Financial Group, Inc. 9.83
Compass Bancshares, Inc. 9.72
Synovus Financial Corp. 8.78
Wachovia Corporation 8.60
BB&T Corporation 7.72
Whitney Holding Corporation 7.07
Bank of America Corporation 6.68
Regions Financial Corporation 6.49
Trustmark Corporation 5.59
BancorpSouth, Inc. 4.78
First Horizon National Corporation 4.23
Fifth Third Bancorp 4.20
Median 7.39%
Low 4.20
High 11.94
Source: SNL Financial.
Deposit data as of 6/30/05.
Population growth deposit weighted by county.

The Best Things Come OUT OF THE BLUE
Florida, now the 4   most populous state in the U.S. with 17 million people, is projected to pass New York in total population by 2011*
5   largest commercial bank in Florida
Florida at 9/30/06:
• 59% of Deposits in Florida – Total Deposits of $9.3 Billion
• 56% of Assets in Florida – Total Assets of $12.6 Billion
• 54% of Branches in Florida – Total Branches – 165
Strong loan and deposit growth
• Loans grew 11%  annualized from 12/31/05
• Average deposit growth was 12% for 3Q06 vs. 3Q05 and 11% annualized over
4Q05
Aggressive De Novo Branching Strategy
• Plan to open 3 branches in 4Q06 and 15-25 over the next two years
Florida Franchise
*Source: SNL Financial
1 Excluding Mortgage Warehouse Lending
th
th
1

Atmore
Pensacola
Fort Walton Beach
Panama City
Callaway
Port St. Joe
Apalachicola
Tallahassee
GEORGIA
UNITED STATES
FLORIDA
Jacksonville
St. Augustine
Palm Coast
Ormond Beach
Daytona Beach
Deltona
Titusville
Orlando
Kissimmee
Merritt Island
Palm Bay
Ocala
Gainesville
Cross City
Spring Hill
Palm Harbor
Clearwater
Tampa
Lakeland
Petersburg
Wauchula
Avon Park
Sarasota
Arcadia
Port Charlotte
Fort Pierce
West Palm Beach
Belle Glade
Boynton Beach
Boca Raton
Coral Springs
Fort Lauderdale
Pembroke Pines
Hollywood
Hialeah
Kendall
Miami
Immokalee
The Everglades
Florida Keys
Gulf of Mexico
Atlantic Ocean
THE BAHAMAS
Freeport City

Florida Franchise and Current Population
3 Planned Branches in 4Q06 Current Branches
Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $386 Million
Deposits = $52 Million
2 Branches
CENTRAL FLORIDA
Assets = $3.5 Billion
Deposits = $3.1 Billion
59 Branches
MORTGAGE WHSE.
Assets = $2.3 Billion
Deposits = $479 Million
SOUTH FLORIDA
Assets = $3.3 Billion
Deposits = $2.9 Billion
48 Branches
FLORIDA WEST COAST
Assets = $3.0 Billion
Deposits = $2.7 Billion
56 Branches
Planned Branches beyond 12/31/06

The Best Things Come OUT OF THE BLUE
$0.36
$0.44
3Q05 3Q06
$1.06
$1.26
$1.16
$1.31
$1.52
$1.12
$1.29
2001 2002 2003 2004 2005 YTD
9/30/05
YTD
9/30/06
(diluted)
Consistent Earnings Per Share Growth
5 Year CAGR = 9%
2000 - 2005
19%
(8)%
13%
16%
15%
22%

The Best Things Come OUT OF THE BLUE
$422
$455
$495
$567
$571
$185
$191
$523
2001 2002 2003 2004 2005 YTD
9/30/05
YTD
9/30/06
3Q05 3Q06
$709
Net Interest Income
($ in millions)
8%
9%
15%
3%
25%
3 Year CAGR = 16%
2002 - 2005
68%
9%
3.57%     3.55%     3.38%     3.52%     3.75%     3.72%    3.77% 3.78%    3.64%
Net Interest
Margin

The Best Things Come OUT OF THE BLUE
Net Interest Income and Margin
($ in millions)
Tax
Equivalent
NII NIM
2Q06 192.4 $        3.81%
Increase Due to Asset Sensitivity 1.8              0.03%
Earning Asset Growth Spread 3.1              -0.07%
Spread Compression on MWL Assets (-0.03%)
(2.2)             -0.01%
Deposit Mix Change & Pricing Increase (5.3)             -0.11%
Other (0.4)             -0.01%
Increase in Days 1.4              -
3Q06 190.8 $        3.64%
       Net of Additional Securitization (+0.02%)

The Best Things Come OUT OF THE BLUE
$15,737
$13,564
$13,988
$10,862
$9,419
$8,734
$8,433
$14,786
$15,244
$15,899
2001 2002 2003 2004 2005 3Q05 4Q05 3Q06 YTD
9/30/05
YTD
9/30/06
Average Deposits
4%
8%
15%
1 Excluding acquisitions, sale of branches, and brokered deposits
*Annualized
($ in millions)
8%
29%
3 Year CAGR = 17%
2002 - 2005
89%
16%
6%*
12% *
1
16%
1
12%
1
14%
1

The Best Things Come OUT OF THE BLUE
Noninterest Income
($ in millions)
3Q06 2Q06 3Q05 2Q06 3Q05
Service charges on deposit accounts 16.6 $      15.3 $      15.3 $      8% 8%
Electronic banking 4.5           4.3           3.9           5% 15%
Other retail banking fees 3.6           3.7           3.6           -3% -
        Retail Banking Fees 24.7         23.3         22.8         6% 8%
Financial planning services 3.9           3.7           3.6           5% 8%
Mortgage banking 3.2           3.8           4.5           -16% -29%
Mortgage warehouse fees 6.1           6.0           4.5           2% 36%
Bank-owned life insurance 4.2           4.0           3.6           5% 17%
Goldleaf income -            -            2.8           -            -100%
Net cash settlement of swap derivatives -            -            2.5           -            -100%
Other income 3.7           4.1           2.1           -10% 76%
        Core Noninterest Income 45.8         44.9         46.4         2% -1%
Securities and derivatives gains, net 0.2           -            -            100% 100%
Change in fair value of derivatives -            -            (7.1)         -            -100%
        Total Noninterest Income 46.0 $      44.9 $      39.3 $      2% 17%
Annualized Noninterest Income to Average Assets (1) 0.80% 0.82% 0.86%
Noninterest Income to Total Revenue (1) 19.4% 18.9% 20.0%
(1) Core noninterest income was used in the calculation
% Change

The Best Things Come OUT OF THE BLUE
Noninterest Expense
($ in millions)
3Q06 2Q06 3Q05 2Q06 3Q05
Salaries and employee benefits 72.5 $      70.9 $      70.2 $      2% 3%
Occupancy expense of bank premises, net 17.2         16.4         16.0         5% 8%
Furniture and equipment expense 12.3         11.9         11.5         3% 7%
Professional services 4.3           4.9           5.5           -12% -22%
Amortization of intangibles 3.1           3.1           3.0           -            3%
Advertising 2.3           3.1           3.6           -26% -36%
Communications 2.8           2.5           2.6           12% 8%
Electronic banking expense 1.6           1.4           1.3           14% 23%
Merger related expenses -            -            0.6           -            -100%
Operating supplies 1.2           1.3           1.3           -8% -8%
Other expense 14.7         15.7         16.7         -6% -12%
     Subtotal 132.0       131.2       132.3       1% -
Net losses related to extinguishment of debt -            -            1.7           -            -100%
     Total Noninterest Expense 132.0 $    131.2 $    134.0 $    1% -1%
Efficiency Ratio (1) 55.77% 55.31% 57.02%
Annualized Noninterest Expense to Average Assets 2.33% 2.39% 2.47%
        the calculation, see components of core noninterest income on Noninterest Income slide
% Change
(1)   Core noninterest income and noninterest expense excluding net losses related to the early extinguishment of debt were used in

The Best Things Come OUT OF THE BLUE
Excellent Credit Quality
Nonperforming Assets ratio hit a new record low of 0.10% at 9/30/06
• Nonperforming Assets were $15.7 million at 9/30/06 down $11.6 million, or 42%, from 6/30/06 and down $16.2 million, or 51%, from 12/31/05
Annualized Net Charge-Off Ratio was 0.06% for the quarter and was
0.12% YTD
YTD provision exceeded YTD Net Charge-Offs by $5 million
Allowance for loan losses was 1.14% of total loans

The Best Things Come OUT OF THE BLUE
Summary
Record diluted EPS of $0.44, up 22% over 3Q05
Excellent credit quality
Solid loan growth
Strong organic average deposit growth
Retail banking revenues increased 23%, annualized over 2Q06

The Best Things Come OUT OF THE BLUE
Outlook for 2006
Diluted earnings per share are expected to be $1.72
There are a number of uncertainties that would impact the expectations noted above, including the overall strength of the economy and changes in market rates.

The Best Things Come OUT OF THE BLUE
16 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
*
11%
$.68
$.61
$.58
$.56
$.52
$.48
$.44
$.38
$.34
$.30
$.27
$.22
$.15
$.16
$.17
$.18
$.20
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06

18 The Best Things Come OUT OF THE BLUE Supplemental Information

The Best Things Come OUT OF THE BLUE
Summary Income Statement
($ in thousands)
3Q06 2Q06 3Q05 2Q06 3Q05
Net interest income 190,552 $ 192,087 $ 185,266 $ -1% 3%
Core noninterest income 45,806 44,873 46,398 2% -1%
Total Revenue 236,358 236,960 231,664 - 2%
Provision for loan losses 1,450 4,950 6,007 -71% -76%
Securities and derivatives gains, net 156 - - 100% 100%
Change in fair value of derivatives - - (7,072) - -100%
Net losses related to the early extinguishment of debt - - (1,673) - -100%
Noninterest expense 131,985 131,226 132,291 1% -
Pretax Income 103,079 100,784 84,621 2% 22%
Income tax expense 35,047 34,266 28,145 2% 25%
Net Income 68,032 $   66,518 $   56,476 $   2% 20%
Earnings Per Share - Diluted 0.44 $       0.43 $       0.36 $       2% 22%
Weighted Average Shares Outstanding - Diluted 154,954 155,396 155,510 - -
% Change

The Best Things Come OUT OF THE BLUE
Average Balance Sheet
($ in millions)
3Q06 2Q06 3Q05 2Q06* 3Q05
Earning Assets 20,886 $ 20,220 $ 19,559 $ 13% 7%
Loans, excluding MWL 15,167     15,004     13,912     4% 9%
MWL Assets (1) 2,614       2,204       2,433       74% 7%
MWL Managed Assets (2) 4,332       3,704       3,444       68% 26%
Securities 3,035       2,949       3,035       12% -
Total Assets 22,691     21,990     21,416     13% 6%
Assets Under Management 24,408     23,490     22,427     16% 9%
Total Deposits 15,899     15,714     14,786     5% 8%
Noninterest Bearing Deposits 2,926       3,033       3,103       -14% -6%
Interest Bearing Transaction Accounts 6,136       6,106       5,802       2% 6%
Time Deposits 6,838       6,575       5,881       16% 16%
Shareholders' Equity 1,998       1,965       1,904       7% 5%
* Annualized
(1) Includes loans, loans held for sale and securities purchased under agreements to resell
(2) Includes MWL assets and assets securitized
% Change

The Best Things Come OUT OF THE BLUE
0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.21%
0.78%
1.17%
1.25%
0.10%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 9/30/06
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry

The Best Things Come OUT OF THE BLUE
0.47%
0.49%
0.09%
0.19%
0.12%
0.14%
0.33%
0.13%
0.18%
0.06%
0.23%
0.26%
0.21%
0.21%
0.28% 0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 YTD
9/30/06
3Q06
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: KBW
1 Annualized
1
1
(as originally reported)